United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 12, 2022

Date of Report (Date of earliest event reported)

Iron Spark I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40467	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 N. Cache St. 2nd Floor, Box 3789 Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 200-9007

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ISAA	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2022, Iron Spark I Inc., a Delaware corporation (“SPAC”) entered into an Agreement and Plan of Merger (the “Original Merger Agreement” and, as it may be amended, supplemented and/or restated from time to time, the “Merger Agreement”) with Hypebeast Limited, a Cayman Islands exempted company (the “Company”) with its ordinary shares (the “Company Shares”) publicly traded with stock code “00150” on the Main Board of The Stock Exchange of Hong Kong Limited, and Hypebeast WAGMI Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into the SPAC (the “Merger”), with the SPAC being the surviving entity and becoming a wholly-owned subsidiary of the Company. In accordance with the Original Merger Agreement, prior to the Merger becoming effective, the Company will implement the consolidation of all issued and unissued Company Shares (the “Share Consolidation”) at a consolidation ratio obtained by dividing (i) the total number of Company Shares issued and outstanding as of the close of business in Hong Kong on the business day prior to the date on which the Share Consolidation occurs (the “Pre-Share Consolidation Share Number”) by (ii) $300,000,000 (being the pre-Merger consolidated equity value of the Company) divided by (iii) $10.00. Solely for illustration purposes and on the assumption that the Pre-Share Consolidation Share Number is 2,053,629,231 (being the total number of issued and outstanding Company Shares as at the close of business in Hong Kong on the business day prior to the date of the Original Merger Agreement), the consolidation ratio would be 68.4543077. The Merger, the Share Consolidation and the other transactions in connection therewith are collectively referred to herein as the “Business Combination.”

On August 12, 2022, SPAC, the Company and Merger Sub entered into the Amendment No. 1 to Merger Agreement (the “Amendment Agreement”) to amend the Share Consolidation provisions in the Original Merger Agreement. In accordance with the Amendment Agreement, as soon as reasonably practicable after the Company obtains the requisite vote of the Company’s shareholders at a special meeting of the Company with respect to, among other things, the approval of the Merger and prior to the Share Consolidation, the Company will allot and issue to all Company shareholders who are not otherwise excluded under the terms of the Amendment Agreement, on a pro rata basis, an integral number of Company Shares (the “Bonus Shares”) equal to (a) 2,100,000,000 minus (b) the number of Company Shares issued and outstanding as of the close of business in Hong Kong on the latest practicable date prior to the printing of the circular to be issued by the Company in connection with approval of the Merger Agreement. The number of Bonus Shares to be issued with respect to each Company Share shall be rounded down to the tenth decimal place. In addition, the Amendment Agreement changes the consolidation ratio for the Share Consolidation to 70. The Amendment Agreement does not change the total consideration to be issued by the Company to stockholders of SPAC under the Business Combination (as it is still based upon a pre-Merger consolidated equity value of the Company of $300,000,000) and SPAC stockholders will continue to exchange their SPAC shares one-for-one for consolidated ordinary shares of the Company in connection with closing of the Business Combination, but rather has been entered into in order to make the Share Consolidation process logistically more efficient.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed Business Combination, the Company has filed a registration statement on Form F-4 (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), and SPAC and the Company will file other documents regarding the proposed Business Combination with the SEC. SPAC’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and, when available, the definitive proxy statement filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, SPAC, and the proposed Business Combination. Promptly after the Registration Statement is declared effective by the SEC, SPAC will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the Business Combination and other proposals set forth in the Registration Statement. Before making any voting or investment decision, investors and stockholders of SPAC are urged to carefully read the entire Registration Statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Business Combination. The documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or by writing to SPAC at 125 N. Cache Street, 2nd Floor, Box 3789, Jackson, Wyoming 83001.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of the SPAC nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Business Combination between SPAC, the Company and Merger Sub. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, SPAC, the Company’s and Merger Sub’s expectations with respect to anticipated financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, and the timing of the completion of the Business Combination. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Registration Statement, SPAC’s registration statement on Form S-1 (File No. 333- 253775), its Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2021 and its subsequent Quarterly Reports on Form 10-Q. In addition, there will be risks and uncertainties described in other documents filed by the Company and SPAC from time to time with the SEC. These filings would identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside SPAC’s or the Company’s control and are difficult to predict. Many factors could cause actual future events to differ from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (1) the outcome of any legal proceedings that may be instituted against SPAC or the Company following the announcement of the Business Combination; (2) the inability to complete the Business Combination, including due to the inability to concurrently close the Business Combination and the private placement of common stock or due to failure to obtain approval of the Company’s shareholders; (3) the risk that the transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by SPAC; (4) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the Company’s shareholders, the satisfaction of the minimum trust account amount following any redemptions by SPAC’s public stockholders and the receipt of certain governmental and regulatory approvals; (5) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (7) volatility in the price of the SPAC’s securities; (8) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (9) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (10) costs related to the Business Combination; (11) changes in the applicable laws or regulations; (12) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (13) the risk of downturns and a changing regulatory landscape in the industry in which the Company operates; (14) the impact of the global COVID-19 pandemic; (15) the Company’s ability to obtain or maintain rights or licenses to operate in any market in which the Company operates; (16) the potential inability of the Company to raise additional capital needed to pursue its business objectives or to achieve efficiencies regarding other costs; (17) the enforceability of the Company’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (18) other risks and uncertainties described in the Registration Statement, SPAC’s registration statement on Form S-1 and Annual Report on Form 10-K, as amended from time to time, for the fiscal year ended December 31, 2021 and its subsequent Quarterly Reports on Form 10-Q. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. SPAC and the Company caution that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. None of SPAC or the Company gives any assurance that SPAC or the Company will achieve its expectations. None of SPAC or the Company undertakes or accepts any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Participants in the Solicitation

SPAC and the Company and their directors and executive officers may be deemed participants in the solicitation of proxies from SPAC’s stockholders with respect to the Merger Agreement. A list of the names of those directors and executive officers and a description of their interests in the Merger Agreement is included in the Registration Statement, which is available at www.sec.gov. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Merger Agreement, dated as of August 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2022

IRON SPARK I INC.

By:	/s/ Joshua L. Spear
Name:	Joshua L. Spear
Title:	Chief Executive Officer